UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010 (May 24, 2010)

DÉCOR PRODUCTS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  0769-85533948

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Décor Products International, Inc. (the “Company”) and a wholly owned subsidiary of the Company, DCRD Merger Sub, Inc., a Nevada corporation, entered into an Agreement and Plan of Merger (“Merger Agreement”) effective as of May 24, 2010.

Item 5.03 of this Form 8-K contains a more detailed description of the Merger Agreement, Reincorporation and Reverse Stock Split, and is incorporated into this Item 1.01 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reincorporation and Reverse Stock Split

Pursuant to the Merger Agreement, effective on May 24, 2010, the Company changed its domicile from Florida to Nevada (the “Reincorporation”), as approved by the Company’s Board of Directors (“Board”) and consenting shareholder holding a majority of issued and outstanding common stock of the Company by written consent on April 8, 2010, as described more fully in the Definitive Information Statement filed by the Company with the Securities and Exchange Commission (“SEC”) on April 19, 2010.  The Reincorporation was effectuated by the formation of a wholly-owned subsidiary of the Company by the name of “DCRD Merger Sub, Inc.”, a Nevada corporation (the “Nevada Corporation”), and the merger of the Company with and into the Nevada Corporation, with the Nevada Corporation as the surviving corporation (the “Reincorporation Merger”).  Each three (3) shares of common stock of Décor Products International, Inc., the Florida Corporation (the “Common Stock”) held by shareholders of record at the close of business on April 8, 2010 was automatically converted into one (1) share of common stock of DCRD Merger Sub, Inc., a Nevada corporation (the “Nevada Common Stock”) at the effective time of the Reincorporation without any action required by the shareholders (the “Reverse Split”), and in connection with the Reverse Split, the authorized shares of Common Stock of the Company was proportionally reduced from 100,000,000 to 33,333,333 shares and the authorized shares of Preferred Stock was proportionally reduced to 1,666,667 shares.  Any and all convertible notes, convertible promissory notes and warrants outstanding immediately prior to the effective time of the Reincorporation were appropriately adjusted such that the applicable conversion price reflected the exchange ratio of Florida Common Stock to Nevada Common Stock.

On May 25, 2010, the Company’s Common Stock commenced trading on a split-adjusted basis under a new OTC Bulletin Board trading symbol, “DCRDD”.  The new trading symbol was assigned by Financial Industry Regulatory Authority (“FINRA”) in connection with the approval of the Reincorporation and Reverse Split.  The Company’s trading symbol will revert to “DCRD” within 20 business days from May 25, 2010.  The Company’s Common Stock, on a split-adjusted basis, has a new CUSIP number of 24359T 202.

The foregoing summaries are qualified in their entirety by reference to the full text of the Merger Agreement, Articles of Incorporation, and the Company’s Bylaws, which were filed with the Definitive Information Statement filed with the SEC on April 19, 2010, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Agreement and Plan of Merger between Decor Products International, Inc. and DCRD Merjer Sub, Inc. effective as of May 24, 2010. (1)
3.2	Articles of Incorporation of DCRD Merjer Sub, Inc. (1)
3.3	Bylaws of Decor Products International, Inc. (1)

(1) Prevuously filed in the Definitive Information Statement filed with the SEC on April 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2010	DÉCOR PRODUCTS INTERNATIONAL, INC. (Registrant)

	By:	/s/ Law Wai Fai
Law Wai Fai Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Agreement and Plan of Merger between Decor Products International, Inc. and DCRD Merjer Sub, Inc. effective as of May 24, 2010. (1)
3.2	Articles of Incorporation of DCRD Merjer Sub, Inc. (1)
3.3	Bylaws of Decor Products International, Inc. (1)

(1) Prevuously filed in the Definitive Information Statement filed with the SEC on April 19, 2010.